(6) Net Loss Per Common Share: Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Details
Conversion of debt and accrued interest		$ 586,070
Conversion of Series D Preferred stock	24,503	1,462,890
Exercise of outstanding common stock options and warrants	399,591	336,532
Exercise and conversion of outstanding Series D Preferred stock warrants	42,000	162,000
Total common stock equivalents	$ 466,094	$ 2,547,492